[LOGO OF ALLIANCE CAPITAL]

ACM Municipal Securities
Income Fund

Semi-Annual Report
April 30, 2000

[LOGO OF ALLIANCE CAPITAL]
------------------------------------
The Investment Professional's Choice

              Investment Products Offered

               . Are Not FDIC Insured
               . May Lose Value
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

LETTER TO SHAREHOLDERS
June 12, 2000


LETTER TO SHAREHOLDERS
Dear Shareholder:
This shareholder report reviews municipal market activity and investment re-sults for ACM Municipal Securities Income Fund's semi-annual reporting period ended April 30, 2000.

Investment Objectives and Policies
ACM Municipal Securities Income Fund is a closed-end management investment com-pany designed to provide high current income exempt from regular federal income tax. The Fund invests substantially all of its assets in investment grade mu-nicipal securities.

Investment Results
The Fund's Class A share total returns at net asset value (NAV) for the six and 12-month periods ended April 30, 2000 are shown on the previous page along with the Fund's benchmark, the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment grade tax-exempt bond market.

Recently, the Fund's performance has lagged the benchmark's performance. This is because leveraged bond portfolios often experience greater price deprecia-tion during periods of rising interest rates than non-leveraged funds. Also, during periods of rising interest rates, we look to extend portfolio duration coupon yield and call protection which can also increase price sensitivity in the near term. Long term, however, this repositioning strategy allows us to maximize income and minimize reinvestment risk over the next phase of the in-terest rate cycle.

Market Overview
For the period ended April 30, 2000, municipal bonds continued to deliver strong after-tax performance versus other fixed-income sectors. Overall prices in the municipal bond market de-clined in late 1999 and early 2000, but have recently retraced much of this de-cline to generate positive total returns. This recovery was driven by reduced municipal new issue supply coupled with strong demand for municipal bonds, and the overall rally in fixed income markets in late March. However, municipal yields are still significantly greater on an after-tax basis compared to compa-rable Treasury bonds and corporate bonds.

Actions of the Federal Reserve and the U.S. Treasury Department have weighed in on the municipal market since the beginning of the year. To combat the risk of higher inflation in the future, the Federal Reserve raised the Federal Funds

 INVESTMENT RESULTS*
 Periods Ended April 30, 2000

                     Total Returns
                   6 Months 12 Months
 ------------------------------------
  ACM Municipal
  Securities
  Income Fund       -0.22%   -10.09%
 ------------------------------------
  Lehman Brothers
  Municipal Bond
  Index              2.63%    -0.92%
 ------------------------------------

 The Fund's Market Price
 Per Share on April 30,
 2000 was $11.06.

 * The Fund's investment
   results are total
   returns for the
   periods shown and are
   based on the net
   asset value as of
   April 30, 2000. All
   fees and expenses
   related to the
   operation of the Fund
   have been deducted.
   Returns for the Fund
   include the
   reinvestment of any
   distributions paid
   during the period.
   Past performance is
   no guarantee of
   future results. The
   Lehman Brothers
   Municipal Bond Index
   is a total return
   performance benchmark
   for the long-term,
   investment grade tax-
   exempt bond market.
   An investor cannot
   invest directly in an
   index, and its
   results are not
   indicative of any
   specific investment,
   including ACM
   Municipal Securities
   Income Fund.


 Additional investment
 results appear on page
 5-7.

--------------------------------------------------------------------------------
                                          ACM MUNICIPAL SECURITIES INCOME FUND.1

LETTER TO SHAREHOLDERS

rate four times in recent months to 6.50%. Uncertainty regarding future policy decisions has led to some volatility in the market. We have viewed these peri-ods of volatility as opportunities to reposition the Fund. At the beginning of the year, the Treasury Department announced that continued improvement of the U.S. budget reduced the need for borrowing. As a result, the Treasury has in-stituted a Treasury bond buyback program targeted at longer-term maturities leading to a substantial rise in Treasury bond prices. Municipal bond prices tend to trade in the same direction as Treasury bond prices and have therefore risen as well.

In addition to the overall rise in interest rates, we believe that much of the market decline in both late fall 1999 and late January 2000 was driven by technical factors. First, last fall Y2K liquidity demand prompted investors to shorten maturities and move to cash-equivalent investments in portfolios, leading to sales of long term bonds. Second, tax-driven trading activity be-fore the close of 1999 exacerbated the supply imbalance, with investors taking losses to offset gains in their portfolios in order to limit tax liabilities. Finally, the market sold off in late January as investors set aside cash in anticipation of their April 15th tax bills.

The strength in the municipal market was in direct response to the rise in Treasury bond prices after the announcement of the government buyback program. Municipal investors finally began moving out of short-term investments into higher yielding long-term bonds. Market strength was also attributable to a dramatic decline in new issue volume (down 38% in the first quarter compared to the same period one year earlier) and strong demand from individual invest-ors. Most of the decline in volume was the result of higher interest rates and a higher cost of borrowing for issuers. We expect that once the market settles into a trading range, new issuance will pick up again. Wealthy investors con-tinue to have a strong appetite for municipals, as they look for ways to shel-ter income from taxes.

Investment Strategy
We viewed the decline in municipal bond prices during the period under review as an opportunity to achieve several longer term goals for your Fund including maximizing current income, reducing the risk of early redemption and generating tax losses to offset future gains. In 2000, we believe that periods of market volatility should be viewed as opportunities for further repositioning. Going forward, this repositioning program should help us to maintain the highest possible distri-bution rates, minimize future tax liabilities as well as minimize long-term reinvestment risk consistent with the objectives and guidelines of the Fund.

The strong domestic economy continues to enhance the credit fundamentals of state and local governments. In fact, April 2000 represents the 17th consecu-tive month of upgrades exceeding downgrades according to both Moody's and Standard and Poor's.

This has resulted in better-than-projected sales tax and personal income tax collection--the largest source of revenues for most states. In addition,

-------------------------------------------------------------------------------
2.ACM MUNICIPAL SECURITIES INCOME FUND

LETTER TO SHAREHOLDERS

rating agencies continue to reward governmental entities with higher bond rat-ings for implementing better forecasting and planning models as well as rainy day funds. This is because rating agencies believe these measures will pre-serve strong credit quality through future economic downturns.

Market Outlook
In our view, municipal market levels are attractive on both a relative and ab-solute basis. The Treasury bond buyback program should continue to depress Treasury yields placing them at levels equivalent to municipal bond yields be-fore taking into account the impact of taxes. This should generate additional demand for municipal bonds as investors recognize the substantial yield spread afforded to municipal bonds on an after-tax basis. While new issue supply may pick up as the year progresses, we believe that it will not satisfy the level of demand. This should lead to strong relative price performance for municipal bonds. In addition, we expect to see further tightening by the Federal Reserve in the near term. Until market participants believe that the Federal Reserve has achieved a neutral bias toward inflation, there should be more periods of volatility in the market. We view those periods as opportunities to continue our repositioning strategy.

-------------------------------------------------------------------------------
                                         ACM MUNICIPAL SECURITIES INCOME FUND.3

LETTER TO SHAREHOLDERS


[PHOTO]


               John D.
               Carifa
[PHOTO]

               Susan P.
               Keenan

Portfolio Manager, Susan
P. Keenan, also heads
the Municipal Bond De-
partment. She has over
20 years of investment
experience.
The Alliance Municipal Income team is proud of our excellent long-term invest-ment record. We look forward to the opportunity to serve our shareholders over the next year.



Sincerely,

/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Susan P. Keenan

Susan P. Keenan
Senior Vice President

--------------------------------------------------------------------------------
4.ACM MUNICIPAL SECURITIES INCOME FUND

PERFORMANCE UPDATE


     PERFORMANCE UPDATE

ACM MUNICIPAL SECURITIES INCOME FUND
GROWTH OF A $10,000 INVESTMENT
4/30/93* to 4/30/00



                                  [LINE GRAPH]


This chart illustrates the total value of an assumed $10,000 investment in ACM Municipal Securities Income Fund (NAV) (from 4/30/93 to 4/30/00) as compared to the performance of the Lipper General and Leveraged Muni Debt Funds Average. The chart assumes the reinvestment of dividends and capital gains. Past perfor-mance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Lipper General and Leveraged Muni Debt Funds Average reflects performance of 38 funds (based on the number of funds in the average from 4/30/93 to 4/30/00). These funds have generally similar investment objectives to ACM Mu-nicipal Securities Income Fund, although the investment policies of some funds included in the average may vary.

When comparing ACM Municipal Securities Income Fund to the average shown above, you should note that Lipper results include fees and expenses. An investor can-not invest directly in an average and its results are not indicative of any specific investment, including ACM Municipal Securities Income Fund.

*Closest month-end after Fund's inception date of 4/29/93.

--------------------------------------------------------------------------------
                                          ACM MUNICIPAL SECURITIES INCOME FUND.5

PERFORMANCE UPDATE


     PERFORMANCE UPDATE

ACM MUNICIPAL SECURITIES INCOME FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 4/30



ACM Municipal Securities Income Fund--Periods Ended 4/30

--------------------------------------------------------------
         ACM Municipal Securities Lipper General and Leveraged
         Income Fund              Muni Debt Funds Average
--------------------------------------------------------------
4/30/94            -3.79                      0.57
4/30/95             1.17                      7.31
4/30/96            11.06                      8.18
4/30/97            10.99                      8.34
4/30/98            13.71                     10.71
4/30/99             5.85                      6.91
4/30/00           -10.09                     -5.73

Past performance is no guarantee of future results. The Fund's investment re-sults represent total returns and are based on the net asset value. All fees and expenses related to the operation of the Fund have been deducted.

The Lipper General and Leveraged Muni Debt Funds Average reflects performance of 38 funds (based on the number of funds in the average from 4/30/93 to 4/30/00. These funds have generally similar investment objectives to ACM Munic-ipal Securities Income Fund, although the investment policies of some funds in-cluded in the average may vary. An investor cannot invest directly in an aver-age and its results are not indicative of any specific investment, including the ACM Municipal Securities Income Fund.

* The returns for the period ended 4/30/94 are from the closest month-end af-ter the Fund's inception date of 4/29/93.

--------------------------------------------------------------------------------
6.ACM MUNICIPAL SECURITIES INCOME FUND

PORTFOLIO SUMMARY
April 30, 2000


               PORTFOLIO SUMMARY

INCEPTION DATE      PORTFOLIO STATISTICS
(Class A Shares)    Assets ($ mil): $210.7
4/9/93

BOND QUALITY RATING

[ ] 22.79%  AAA
[ ] 22.22%  AA
[ ] 20.09%  A
[ ] 34.90%  BBB



HOLDINGS BY STATE

[ ] 20.33% Colorado
[ ] 20.13% New York
[ ] 12.07% Massachusetts
[ ]  7.19% Florida
[ ]  5.08% Tennessee
[ ]  4.78% Maine
[ ]  4.29% Texas
[ ]  4.22% Washington
[ ]  3.91% Indiana
[ ]  3.49% Rhode Island
[ ]  3.23% Ohio
[ ]  3.03% California
[ ]  2.86% South Dakota
[ ]  1.82% Illinois
[ ]  1.38% Michigan
[ ]   .93% West Virginia
[ ]   .85% Oklahoma
[ ]   .26% Pennsylvania
[ ]   .15% Louisiana


All data as of April 30, 2000. The Fund's quality rating and state holdings breakdowns are expressed as a percentage of total investments and may vary over time.

--------------------------------------------------------------------------------
                                          ACM MUNICIPAL SECURITIES INCOME FUND.7

PORTFOLIO OF INVESTMENTS
April 30, 2000 (unaudited)


     PORTFOLIO OF INVESTMENTS

                                                Standard Principal
                                                & Poor's    Amount
                                                  Rating     (000)        Value

-------------------------------------------------------------------------------
Long Term Municipal Bonds - 99.1%
California - 3.0%
Ontario Assess Dist #107
 (CA Commerce Ctr So) Ser 90
 7.70%, 9/02/10................................      NR   $ 6,130  $  6,319,294
                                                                   ------------
Colorado - 20.2%
Colorado Hsg Fin Auth
 SFMR (Mortgage Rev)
 Ser 99A-2
 6.45%, 4/01/30(a).............................     Aa2     3,250     3,299,010
Denver City & County
 Arpt Rev (United Airlines)
 AMT Ser 92A
 6.88%, 10/01/32(a)............................    Baa3    32,075    31,561,159
 Denver City & County
 Arpt Rev
 AMT Ser 92C
 6.75%, 11/15/22...............................       A     7,505     7,574,496
                                                                   ------------
                                                                     42,434,665
                                                                   ------------
Florida - 7.1%
Collier County Rev
 Hlth Fac (The Moorings Proj) Ser 94
 7.00%, 12/01/19...............................       A     2,000     2,020,780
Florida Hsg Fin Corp
 MFHR (Wentworth Apt) Ser 94
 5.4%, 11/01/34................................       A     3,055     2,695,304
Lee County Ind Dev Auth
 Hlth Fac (Shell Point) Ser 99A
 5.50%, 11/15/29...............................    BBB-     8,100     6,279,039
Palm Beach County
 Ind Dev Rev (Lourdes Residence) Ser 96
 6.63%, 12/01/26...............................      A+     4,000     4,025,680
                                                                   ------------
                                                                     15,020,803
                                                                   ------------
Illinois - 1.8%
Chicago Arpt Rev
 (American Airlines
 Ser 94
 8.205%, 12/01/24..............................    BBB-     3,500     3,804,605
                                                                   ------------
Indiana - 3.9%
Indianapolis Arpt Rev
 Arpt Auth (United Airlines)
 AMT Ser 95A
 6.50%, 11/15/31(a)............................    Baa3     8,600     8,159,852
                                                                   ------------

--------------------------------------------------------------------------------
8.ACM MUNICIPAL SECURITIES INCOME FUND

        PORTFOLIO OF INVESTMENTS

                                                Standard Principal
                                                & Poor's    Amount
                                                  Rating     (000)        Value

-------------------------------------------------------------------------------
Louisiana - 0.2%
Calcasieu Parish
 SFMR (Mortgage Rev)
 AMT GNMA/FNMA
 Ser 97A
 6.40%, 4/01/32(a).............................     Aaa   $   320  $    321,917
                                                                   ------------
Maine - 4.7%
Jay Maine Environmental (International Paper)
 Ser 99A
 6.25%, 9/01/23................................    BBB+     2,300     2,217,821
Jay Maine Solid Waste
 (International Paper)
 AMT Ser 99B
 6.20%, 9/01/19................................    BBB+     8,000     7,771,360
                                                                   ------------
                                                                      9,989,181
                                                                   ------------
Massachusetts - 12.0%
Mass Health & Ed Fac
 Auth Hosp Rev
 (Caritas Christi) Ser 99A
 5.75%, 7/01/28................................     BBB    16,940    12,977,565
Mass HFA
 SFMR (Mortgage Rev)
 AMT FSA Ser 71
 5.65%, 6/01/31................................     AAA     8,450     7,737,834
Mass Health & Ed
 Hosp Rev (New England Med Ctr)
 MBIA Ser 94
 6.73%, 7/01/18(b).............................     AAA     5,000     4,479,800
                                                                   ------------
                                                                     25,195,199
                                                                   ------------
Michigan - 1.4%
Detroit Sewer Disp
 Sys Rev FGIC Ser 93A
 6.86%, 7/01/23................................     AAA     3,100     2,882,876
                                                                   ------------
New York - 19.9%
Troy Hsg Dev Corp
 MFHR (Ninth St) FHA Ser 90B
 8.10%, 2/01/24................................     AAA     3,410     3,538,011
Troy Hsg Dev Corp
 MFHR (T.U.R.)
 Ser 90C FHA
 8.10%, 2/01/24................................     AAA     3,625     3,765,143
Nassau County
 Tobacco Settlment Corp. Ser 99
 6.60%, 7/15/39................................      A-    10,100    10,084,648

--------------------------------------------------------------------------------
                                          ACM MUNICIPAL SECURITIES INCOME FUND.9

     PORTFOLIO OF INVESTMENTS

                                               Standard Principal
                                               & Poor's    Amount
                                                 Rating     (000)        Value

------------------------------------------------------------------------------
New York - continued
New York State Mtg
 SFMR (Homeowner Mtg)
 AMT Ser 42
 6.65%, 4/01/26(a)............................   Aa1     $ 4,500  $  4,604,174
New York State Mtg
 SFMR (Homeowner Mtg)
 AMT Ser 82
 5.65%, 4/01/30(a)............................   Aa1       4,800     4,386,000
New York City
 Tobacco Settlement Corp.
 Ser 99-1
 6.30%, 7/15/39(a)............................   Aa3      10,300    10,247,263
New York State Res & Dev Auth
 Gas Fac (Brooklyn Union Gas)
 MBIA Ser 93
 6.90%, 7/08/26...............................   AAA       6,000     5,394,420
                                                                  ------------
                                                                    42,019,659
                                                                  ------------
Ohio - 3.2%
Hamilton County
 Hlth Fac (Twin Towers) Ser 99A
 5.80%, 10/01/23..............................   A         1,775     1,584,543
Ohio State Wtr Dev Auth
 Solid Waste (North Star) Ser 95 AMT
 6.45%, 9/01/20...............................   A-        5,075     5,151,227
                                                                  ------------
                                                                     6,735,770
                                                                  ------------
Oklahoma - 0.8%
Oklahoma HFA
 SFMR (Mortgage Rev)
 AMT Ser 99B-2
 5.40%, 3/01/25(a)............................   Aaa       1,975     1,779,436
                                                                  ------------
Pennsylvania - 0.2%
Pittsburgh PA Urban Redev Auth
 SFMR (Mortgage Rev) AMT Ser 95A
 7.15%, 10/01/27..............................   AAA         520       534,757
                                                                  ------------
Rhode Island - 3.5%
Rhode Island Hsg & Mtg
 Fin Corp
 SFMR (Homeowner Mtg)
 AMT Ser 91-8
 10.22%, 4/01/24(b)...........................   AA+       7,000     7,290,220
                                                                  ------------
South Dakota - 2.8%
South Dakota Hsg Rev Auth
 SFMR (Homeownership Mgt)
 AMT Ser 93-II
 6.15%, 5/01/26...............................   AAA       6,000     5,961,480
                                                                  ------------

--------------------------------------------------------------------------------
10.ACM MUNICIPAL SECURITIES INCOME FUND

        PORTFOLIO OF INVESTMENTS

                                               Standard Principal
                                               & Poor's    Amount
                                                 Rating     (000)        Value

------------------------------------------------------------------------------
Tennessee - 5.0%
Tennessee Ed Loan
 South Inc Tenn Educ Fdg
 Ser 97B AMT
 6.20%, 12/01/21(a)...........................   Aa2     $10,600  $ 10,605,300
                                                                  ------------
Texas - 4.3%
Houston Arpt Rev
 AMT Ser 98B
 5.00%, 7/01/25...............................   AAA       8,250     6,975,788
Alliance Arpt Auth
 (Federal Express)
 AMT Ser 96
 6.375%, 4/01/21..............................   BBB       2,050     1,986,655
                                                                  ------------
                                                                     8,962,443
                                                                  ------------
Washington - 4.2%
Pilchuck Dev Pub Corp
 Spec Fac (BF Goodrich)
 AMT Ser 93
 6.00%, 8/01/23...............................   A-        9,500     8,807,640
                                                                  ------------
West Virginia - 0.9%
West Virginia Pkwys Eco
 Dev Parkway Rev
 FGIC Ser 93
 7.13%, 5/16/19(b)............................   AAA       2,000     1,949,580
                                                                  ------------
Total investments - 99.1%
 (Cost $205,840,719)..........................                     208,774,677
Other assets less liabilities - .9%...........                       1,928,786
                                                                  ------------
Net Assets - 100.0%...........................                    $210,703,463
                                                                  ------------

(a) Moody's Rating.
(b) Inverse Floater Security - Security with variable or floating interest rate that moves in opposite direction of short-term interest rates.
 Glossary of Terms:
 AMT - Alternative Minimum Tax
 FGIC - Financial Guaranty Insurance Company
 FHA - Federal Housing Administration
 FNMA - Federal National Mortgage Association
 FSA - Financial Security Assurance, Inc.
 GNMA - Government National Mortgage Association
 HFA - Housing Finance Authority
 MBIA - Municipal Bond Investors Service
 MFHR - Multi-Family Housing Revenue
 SFMR - Single Family Mortgage Revenue

See notes to financial statements.

--------------------------------------------------------------------------------
                                         ACM MUNICIPAL SECURITIES INCOME FUND.11

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2000 (unaudited)

     STATEMENT OF ASSETS AND LIABILITIES

Assets
Investments in securities, at value (cost $205,840,719).......... $208,774,677
Interest receivable..............................................    3,744,560
Other assets.....................................................       55,140
                                                                  ------------
Total assets.....................................................  212,574,377
                                                                  ------------
Liabilities
Due to custodian.................................................      112,973
Payable for investment securities purchased......................    1,494,780
Advisory fee payable.............................................       81,546
Administrative fee payable.......................................       24,464
Accrued expenses and other liabilities...........................      157,151
                                                                  ------------
Total liabilities................................................    1,870,914
                                                                  ------------
Net assets....................................................... $210,703,463
                                                                  ------------
Composition of Net Assets
Preferred Stock:
 $.01 par value per share; 3,600 shares Preferred Stock
 authorized, issued and outstanding at $25,000 per share
 liquidation preference.......................................... $ 90,000,000
Common Stock:
 $.01 par value per share; 100,000,000 shares authorized,
 10,815,006 shares issued and outstanding........................      108,150
Additional paid-in capital.......................................  148,279,392
Distributions in excess of net investment income.................     (814,544)
Accumulated net realized loss on investments.....................  (29,803,493)
Net unrealized appreciation on investments.......................    2,933,958
                                                                  ------------
                                                                  $210,703,463
                                                                  ------------
Net Asset Value Per Share of Common Stock--$120,703,463
 ($210,703,463 less Preferred Stock at liquidation value of
 $90,000,000) divided by 10,815,006 shares of Common Stock
 outstanding.....................................................       $11.16

                                                                        ------


See notes to financial statements.

--------------------------------------------------------------------------------
12.ACM MUNICIPAL SECURITIES INCOME FUND

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2000 (unaudited)


         STATEMENT OF OPERATIONS

Investment income
Interest................................................          $ 6,954,029
Expenses
Advisory fee............................................ $526,853
Administrative fee......................................  158,056
Auction Agent fee.......................................  112,319
Custodian...............................................   58,008
Audit and legal.........................................   37,340
Printing................................................   29,118
Directors' fee..........................................   17,000
Transfer agency.........................................   16,622
Miscellaneous...........................................   20,281
                                                         --------
Total expenses..........................................              975,597
                                                                  -----------
Net investment income...................................            5,978,432
                                                                  -----------
Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investment transactions............           (8,555,063)
Net change in unrealized appreciation/depreciation
 of investments and other assets........................            3,927,050
                                                                  -----------
Net loss on investments.................................           (4,628,013)
                                                                  -----------
Net Increase in Net Assets from Operations..............          $ 1,350,419
                                                                  -----------


See notes to financial statements.

--------------------------------------------------------------------------------
                                         ACM MUNICIPAL SECURITIES INCOME FUND.13

STATEMENTS OF CHANGES IN NET ASSETS


     STATEMENTS OF CHANGES IN NET ASSETS

                                                   Six Months Ended  Year Ended
                                                    April 30, 2000  October 31,
                                                     (unaudited)        1999
                                                    -------------   -------------
Increase (Decrease) in Net Assets from Operations
Net investment income............................    $  5,978,432   $ 12,012,284
Net realized loss on investment transactions.....      (8,555,063)    (7,335,128)
Net change in unrealized
 appreciation/depreciation on investments........       3,927,050    (12,354,433)
                                                     ------------   ------------
Net increase (decrease) in net assets from
 operations......................................       1,350,419     (7,677,277)
Dividends to Shareholders from:
Net investment income
  Common Stock...................................      (4,186,614)    (9,087,452)
  Preferred Stock................................      (1,791,818)    (2,924,832)
Distributions in excess of net investment income
  Common Stock...................................        (518,160)      (295,690)
Capital Stock Transactions
Reinvestment of dividends resulting in
 the issuance of Common Stock....................           - 0 -        839,647
                                                     ------------   ------------
Total decrease...................................      (5,146,173)   (19,145,604)
Net Assets
Beginning of period..............................     215,849,636    234,995,240
                                                     ------------   ------------
End of period....................................    $210,703,463   $215,849,636
                                                     ------------   ------------


See notes to financial statements.

--------------------------------------------------------------------------------
14.ACM MUNICIPAL SECURITIES INCOME FUND

NOTES TO FINANCIAL STATEMENTS
April 30, 2000 (unaudited)


     NOTES TO FINANCIAL STATEMENTS

NOTE A:
Significant Accounting Policies
ACM Municipal Securities Income Fund, Inc. (the "Fund"), was incorporated in the state of Maryland on February 11, 1993 and is registered under the Invest-ment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with gener-ally accepted accounting principles which require management to make certain estimates and assumptions that affect the reporting amounts of assets and lia-bilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities traded on a national securities exchange are generally valued at the last reported sale price or if there was no sale on such a day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Secu-rities traded on the over-the-counter market are valued at the mean of the closing bid and ask prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securi-ties which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not ready available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its in-vestment company taxable income and net realized gains, if any, to sharehold-ers. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions
Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts as adjustments to interest income.

4. Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

-------------------------------------------------------------------------------
                                        ACM MUNICIPAL SECURITIES INCOME FUND.15

     NOTES TO FINANCIAL STATEMENTS


NOTE B
Advisory and Administrative Fees
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee equal to an annualized rate of .50 of 1% of the average weekly net assets of the Fund during the peri-od.

On November 28, 1995, the Fund entered into a Shareholder Inquiry Agency Agree-ment with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, whereby the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. During the six months ended April 30, 2000 there was no reim-bursement paid to AFS.

Under the terms of an Administration Agreement, the Fund pays Alliance Capital Management L.P. (the "Admin-istrator") an administration fee equal to an annualized rate of .15 of 1% of the average weekly net assets of the Fund dur-ing the period. The Administrator has engaged Prudential Investments Fund Man-agement LLC (the "Sub-Administrator") to act as Sub-Administrator. The Adminis-trator, out of its own assets, will pay the Sub-Administrator a monthly fee equal to an annualized rate of .10 of 1% of the Fund's average weekly net as-sets. The Sub-Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.

NOTE C
Investment Transactions
Purchases and sales of investment securities (excluding short term investments and U.S. government securities) aggregated $487,113,291 and $489,464,417, respectively, for the six months ended April 30, 2000. There were no purchases or sales of U.S. government or government agency obligations for the six months ended April 30, 2000.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes.


NOTE D
Taxes
For Federal income tax purposes at October 31, 1999, the Fund had a capital loss carry forward of $13,898,478; of which $2,800,707 expires in 2002 and $11,097,771 expires in 2003.

NOTE E
Capital Stock
Common Stock
There are 100,000,000 shares of $0.01 par value common stock authorized. Of the 10,815,006 shares outstanding at April 30, 2000. During the six months ended April 30, 2000, and the year ended October 31, 1999, the Fund issued 0 and 63,518 shares, respectively in connection with the Fund's dividend reinvestment plan.

Preferred Stock
The Fund has issued and outstanding 3,600 shares of Preferred Stock, consisting of 1,200 shares each of Series A, Series B and Series C, with a liquidation value of $25,000 per share.

The dividend rate on Series A was 4.35%, effective through May 4, 2000. The dividend rate on Series B was 4.55%, effective through May 2, 2000. The divi-dend rate on Series C was 4.60%, effective through May 5, 2000.

--------------------------------------------------------------------------------
16.ACM MUNICIPAL SECURITIES INCOME FUND

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period


     FINANCIAL HIGHLIGHTS

                                     Six
                            Months Ended
                               April 30,        1999        1998       1997       1996      1995
                                    2000
                             (unaudited)    ----------------------------------------------------
 Net asset value,
  beginning of period....     $  11.64      $  13.49    $  13.46   $  12.74   $  12.59  $  11.57
                            --------------------------------------------------------------------
 Income From Investment
  Operations
 Net investment income...          .55          1.11        1.16       1.20       1.18      1.17
 Net realized and
  unrealized gain (loss)
  on investment and
  option transactions....         (.43)        (1.82)        .04        .72        .22      1.11
                            --------------------------------------------------------------------
 Net increase (decrease)
  in net asset value from
  operations.............          .12          (.71)       1.20       1.92       1.40      2.28
                            --------------------------------------------------------------------
 Less: Dividends and
  Distributions
 Dividends from net
  investment income;
 Paid to Common Stock
  shareholders...........         (.39)         (.84)       (.86)      (.89)      (.85)     (.90)
 Common Stock equivalent
  of dividends paid to
  Preferred Stock
  shareholders...........         (.16)         (.27)       (.29)      (.31)      (.33)     (.36)
 Distributions in excess
  from net investment
  income;
 Paid to Common Stock
  shareholders...........         (.05)         (.03)       (.02)        -0-      (.05)       -0-
 Common Stock equivalent
  of distributions paid
  to Preferred Stock
  shareholders...........           -0-           -0-         -0-        -0-      (.02)       -0-
                            --------------------------------------------------------------------
 Total dividends and
  distributions..........         (.60)        (1.14)      (1.17)     (1.20)     (1.25)    (1.26)
                            --------------------------------------------------------------------
 Net asset value, end of
  period.................     $  11.16      $  11.64    $  13.49   $  13.46   $  12.74  $  12.59
                            --------------------------------------------------------------------
 Market value, end of
  period.................     $  11.06      $  11.69    $  14.06   $  14.12   $  12.38  $  12.00
                            --------------------------------------------------------------------
 Total Investment Return
 Total investment return
  based on:(a)
 Market value............        (1.51)%      (11.14)%      6.19%     22.34%     10.82%    26.65%
 Net asset value.........        (0.22)%       (7.76)%      6.89%     13.24%      8.74%    17.71%
 Ratios/Supplemental Data
 Net assets, end of
  period (000's
  omitted)...............     $210,703      $215,850    $234,995   $233,641   $224,888  $222,488
 Ratio of expenses to
  average net assets:(b)
 Based on Common Stock...         1.60 %(c)     1.45 %      1.45%      1.55%      1.56%     1.44%
 Based on Common and
  Preferred Stocks.......          .93 %(c)     .88 %        .89%       .94%       .93%      .84%
 Ratio of net investment
  income to average net
  assets:(b)
 Based on Common Stock...         9.82 %(c)     8.54 %      8.58%      9.35%      9.49%     9.94%
 Based on Common and
  Preferred Stocks.......         5.67 %(c)    5.21 %       5.30%      5.64%      5.64%     5.77%
 Portfolio turnover
  rate...................          234 %        292 %         60%        90%       178%      222%

See footnote summary on page 18.

--------------------------------------------------------------------------------
                                         ACM MUNICIPAL SECURITIES INCOME FUND.17

        FINANCIAL
       HIGHLIGHTS

(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than the total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of the period. Total investment return for periods of less than one year are not annualized.
(b) The expense ratio and net investment income ratio do not reflect the effect of dividend and distribution payments to Preferred Stock shareholders.
(c) Annualized.

--------------------------------------------------------------------------------
18.ACM MUNICIPAL SECURITIES INCOME FUND

SUMMARY OF ADDITIONAL INFORMATION


     SUMMARY OF ADDITIONAL INFORMATION

Supplemental Proxy Information
The Annual Meeting of the Shareholders of ACM Municipal Securities Income Fund, Inc. was held on Tuesday, March 28, 2000. The description of each proposal and number of shares at the meeting are as follows:

                                                                      Abstain/
                                                                     Authority
                                                           Voted For  Withheld
------------------------------------------------------------------------------
 1. To elect directors: Class Three Directors
                        (term expires in 2003)
                        John D. Carifa                     8,706,995  167,026
                                                                      Abstain/
                                                               Voted Authority
                                                 Voted For   Against  Withheld
------------------------------------------------------------------------------
 2. To ratify the selection of Ernst & Young     8,711,326    56,158  106,537
    LLP as the Fund's independent auditors for
    the fiscal year ending October 31, 2000

--------------------------------------------------------------------------------
                                         ACM MUNICIPAL SECURITIES INCOME FUND.19

GLOSSARY OF INVESTMENT TERMS


      GLOSSARY OF
 INVESTMENT TERMS

basis point (bp)
One basis point equals 0.01%.

benchmark
A standard by which a fund's performance can be measured. A benchmark is usu-ally an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

consumer price index (CPI)
An index that measures the cost of living. The CPI is published by the U.S. Bu-reau of Labor Statistics.

credit rating
Credit ratings are issued by independent organizations, such as the Standard & Poor's Ratings group or Moody's Investors Service. These groups attempt to as-sess the likelihood that the issuer of the bond will be able to make timely payments of principal and interest on the bond, based on such factors as the issuer's financial condition and any collateral securing these obligations. Ratings typically range from AAA, which is the highest rating, to D, which is the lowest rating.

Federal Reserve Board
The seven-member board that oversees Federal Reserve Banks, establishes mone-tary policy and monitors the country's economic state.

index
A compilation of securities of similar types of companies that is used to meas-ure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)
The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio
The collection of securities that make up a fund's or an investor's invest-ments.

price-to-earnings (P/E) ratio
What an investor pays for a security versus a company's earnings per share of outstanding stock.

sector
Refers to a distinct part of the economy, for example, the technology sector.

treasuries
Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

yield
The rate of return on an asset, usually referring to dividend or interest pay-ments, expressed as a percentage of current market price.

--------------------------------------------------------------------------------
20.ACM MUNICIPAL SECURITIES INCOME FUND

ALLIANCE CAPITAL

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $394 billion in assets under management. In recognition of our far-reaching invest-ment capabilities, Alliance Capital has been selected by employee benefit plans for 28 of the FORTUNE 100 companies and public retirement funds in 33 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thou-sands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 276 in-vestment professionals in 22 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios man-aged by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.
All information on Alliance Capital is as of 3/31/00.

--------------------------------------------------------------------------------
                                         ACM MUNICIPAL SECURITIES INCOME FUND.21

BOARD OF DIRECTORS


         BOARD OF
        DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(/1/)
David H. Dievler(/1/)
John H. Dobkin(/1/)
William H. Foulk, Jr.(/1/)
Dr. James M. Hester(/1/)
Clifford L. Michel(/1/)
Donald J. Robinson(/1/)
Robert C. White(/1/)

OFFICERS
Kathleen A. Corbet, Senior Vice President
Susan P. Keenan, Senior Vice President
Wayne D. Lyski, Senior Vice President
David M. Dowden, Vice President
Terrance Hults, Vice President
William E. Oliver, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

Administrator                 Preferred Stock:
Alliance Capital Management   Dividend Paying Agent,
L.P.                          Transfer Agent And Registrar
1345 Avenue of the Americas   IBJ Whitehall Bank & Trust
New York, NY 10105            Company
                              One State Street
                              New York, NY 10004
Sub-Administrator:            Independent Auditors
Prudential Mutual Fund        Ernst & Young LLP
Management, LLC               787 Seventh Avenue
Gateway Center Three          New York, NY 10019
Newark, NJ 07102-4077
Common Stock:                 Custodian
Dividend Paying Agent,        The Bank of New York
Transfer Agent And Registrar  48 Wall Street
State Street Bank and Trust   New York, NY 10286
Company
225 Franklin Street
Boston, MA 02110

 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

 This report, including the financial statements herein, is transmitted to the shareholders of ACM Municipal Securities Income Fund for their informa-tion. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

(1) Members of Audit Committee.

--------------------------------------------------------------------------------
22.ACM MUNICIPAL SECURITIES INCOME FUND

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                                         ACM MUNICIPAL SECURITIES INCOME FUND.23

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24.ACM MUNICIPAL SECURITIES INCOME FUND

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                                         ACM MUNICIPAL SECURITIES INCOME FUND.25

ACM Municipal Securities Income Fund
1345 Avenue of the Americas
New York, New York 10105


[LOGO OF ALLIANCE CAPITAL]

(R) These registered
service Marks used
under license from the
owner, Alliance Capital
Management L.P.

MSISR200